United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
September 29, 2005
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19500 Rancho Way, Suite 116
British Virgin Islands	Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)
310.604.3311
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
Item 1.01. Entry into a Material Definitive Agreement.
On September 29, 2005, certain subsidiaries of UTi Worldwide Inc. (the “Company”) located in the United States entered into Amendment No. 2 (the “Amendment”) to a credit facility agreement dated August 5, 2004 by and among such U.S. subsidiaries of the Company and various lenders, including LaSalle Bank National Association as administrative agent for the lenders. The Amendment increased aggregate borrowing availability, which is based on a formula of eligible accounts receivable under the credit facility, by $15,000,000 to up to $65,000,000. Aggregate borrowing availability includes a sub-facility for letters of credit, which increased by $2,500,000 to $12,500,00. The Amendment reduced interest pricing on loans under the credit facility by 50 basis points with respect to LIBOR margin and 25 basis points with respect to base rate margin, as applicable.
Loans under the credit facility bear interest based upon LIBOR rates or a base rate determined by the Federal Funds Rate or the Prime Rate. The Amendment also reduced fees associated with unused borrowing availability and fees related to letters of credit. Certain financial covenants applicable to the Company’s U.S. operations were modified pursuant to the Amendment, including increases in permitted capital expenditures and the permitted total debt-to-EBITDA ratio.
The above description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained above under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
10.1	Amendment No. 2 to Credit Agreement by and among UTi United States, Inc., UTi Integrated Logistics, Inc. (formerly known as Standard Corporation), UTi, Brokerage, Inc., UTi (U.S.) Holdings, Inc., UTi Services, Inc. and LaSalle Bank National Association, as administrative agent and lender, and other lenders, dated September 29, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: October 5, 2005	By:	/s/ Roger I. MacFarlane
Roger I. MacFarlane
Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Amendment No. 2 to Credit Agreement by and among UTi United States, Inc., UTi Integrated Logistics, Inc. (formerly known as Standard Corporation), UTi, Brokerage, Inc., UTi (U.S.) Holdings, Inc., UTi Services, Inc. and LaSalle Bank National Association, as administrative agent and lender, and other lenders, dated September 29, 2005.